UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 6, 2026

Datavault AI Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38608	30-1135279
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square, 2005 Market Street, Suite 2400, Philadelphia, PA	19103
(Address of Principal Executive Offices)	(Zip Code)

(408) 627-4716

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DVLT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Executive Officer and President

On November 6, 2026, the Board of Directors (the “Board”) of Datavault AI Inc. (the “Company”) appointed Brett Moyer, previously the Company’s Chief Financial Officer and a member of the Board, to serve as Chief Executive Officer and President of the Company, effective immediately. In connection with his appointment, Mr. Moyer ceased serving as Chief Financial Officer of the Company.

Mr. Moyer, age 68, has served as Chief Financial Officer of the Company since January 2025. Mr. Moyer previously served as President and Chief Executive Officer of the Company from August 2010 through December 31, 2024. Prior to joining the Company, Mr. Moyer served as President and Chief Executive Officer of Focus Enhancements, Inc. from 2002 to 2010.

There are no arrangements or understandings between Mr. Moyer and any other person pursuant to which he was selected to serve as Chief Executive Officer and President. There are no family relationships between Brett Moyer and any director or executive officer of the Company, and Mr. Moyer does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with his appointment, there were no changes to Mr. Moyer’s existing compensation or other employment arrangements.

Appointment of Chief Financial Officer

On November 6, 2026, the Board appointed Stanley Mbugua, the Company’s Chief Accounting Officer, to serve as Chief Financial Officer of the Company, effective immediately. In connection with his appointment, Mr. Mbugua ceased serving as Chief Accounting Officer of the Company. Mr. Mbugua will serve as the Company’s principal financial officer and will continue to serve as the Company’s principal accounting officer.

Mr. Mbugua, age 54, has served as Chief Accounting Officer of the Company since November 2024 and previously served as Vice President of Finance of the Company beginning in September 2024. Prior to joining the Company, Mr. Mbugua served as Chief Accounting Officer of Presto Automation, Inc. from March 2023 to September 2024 and as Chief Accounting Officer of Skillz Inc. from September 2021 to March 2023.

There are no arrangements or understandings between Mr. Mbugua and any other person pursuant to which he was selected to serve as Chief Financial Officer of the Company. There are no family relationships between Mr. Mbugua and any director or executive officer of the Company, and Mr. Mbugua has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with his appointment as Chief Financial Officer, there were no changes to Mr. Mbugua’s existing compensation or other employment arrangements.

Appointment of Chief Operating Officer

On November 6, 2026, the Board appointed Teresa Gallo to serve as Chief Operating Officer of the Company, effective immediately.

Ms. Gallo, age 56, has served as Chief Executive Officer of NYIAX, Inc. (“NYIAX”) since January 2024 and continued in that capacity following the Company’s acquisition of NYIAX in August 2026. Prior to joining NYIAX, Ms. Gallo founded a consulting firm that advised media and technology companies on data strategy, monetization and digital marketplace transformation. She previously held senior executive positions at Interpublic Group of Companies, Inc., OpenX and AOL.

There are no arrangements or understandings between Ms. Gallo and any other person pursuant to which she was selected to serve as Chief Operating Officer. There are no family relationships between Ms. Gallo and any director or executive officer of the Company. Except as described below, Ms. Gallo has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, DVLT Merger Sub, Inc., a wholly owned subsidiary of the Company, and NYIAX, Ms. Gallo is entitled to receive shares of the Company’s common stock, par value $0.0001 per share, as earn-out consideration, as disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 19, 2026. The earn-out payment is contingent upon the future performance of the Company and NYIAX, as set forth in the Merger Agreement.

In connection with Ms. Gallo’s appointment as Chief Operating Officer, the Company expects to enter into a new employment agreement with Ms. Gallo, the terms of which have not yet been determined. The Company also expects to enter into its standard form of indemnification agreement with Ms. Gallo.

Board Leadership

On November 6, 2026, the Board appointed Kimberly Briskey as Chair of the Board, succeeding Mr. Moyer, Sri Peruvemba as Vice Chair of the Board, and Christopher R. Hardt as Chair of the Audit Committee, succeeding Ms. Briskey. Mr. Moyer continues to serve as a member of the Board.

Item 7.01 Regulation FD Disclosure.

On November 6, 2026, the Company issued a press release announcing the executive officer appointments described in Item 5.02 above and certain changes in the leadership of the Board and its committees. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information contained in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release of Datavault AI Inc., dated November 6, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2026	DATAVAULT AI INC.

	By:	/s/ Brett Moyer
		Name:	Brett Moyer
		Title:	Chief Executive Officer and President